Acquisition of Preqin Investor Presentation June 30, 2024 Exhibit 99.2

Forward looking statements This presentation, and other statements that BlackRock may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to BlackRock’s future financial or business performance, strategies or expectations, including the anticipated timing, consummation and expected benefits of the proposed Preqin transaction and Preqin’s projected financial performance. Forward looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” and similar expressions. BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time and may contain information that is not purely historical in nature. Such information may include, among other things, projections and forecasts. There is no guarantee that any forecasts made will come to pass. Forward-looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance. BlackRock has previously disclosed risk factors in its Securities and Exchange Commission reports. These risk factors and those identified elsewhere in this presentation, among others, could cause actual results to differ materially from forward-looking statements or historical performance and include: (1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets, which could result in changes in demand for products or services or in the value of AUM; (3) the relative and absolute investment performance of BlackRock’s investment products; (4) BlackRock’s ability to develop new products and services that address client preferences; (5) the impact of increased competition; (6) the impact of future acquisitions or divestitures, including the acquisitions of Preqin (the “Preqin Transaction”) and Global Infrastructure Partners (the “GIP Transaction” and together with the Preqin Transaction, the “Transactions”); (7) BlackRock’s ability to integrate acquired businesses successfully, including the Transactions; (8) risks related to the Transactions, including the expected closing date of the Transactions, the possibility that the Transactions do not close, including, but not limited to, due to the failure to satisfy the closing conditions, the possibility that expected synergies and value creation from the Preqin Transaction will not be realized, or will not be realized within the expected time period, and impacts to business and operational relationships related to disruptions from the Transactions; (9) the unfavorable resolution of legal proceedings; (10) the extent and timing of any share repurchases; (11) the impact, extent and timing of technological changes and the adequacy of intellectual property, data, information and cybersecurity protection; (12) the failure to effectively manage the development and use of AI; (13) attempts to circumvent BlackRock’s operational control environment or the potential for human error in connection with BlackRock’s operational systems; (14) the impact of legislative and regulatory actions and reforms, regulatory, supervisory or enforcement actions of government agencies and governmental scrutiny relating to BlackRock; (15) changes in law and policy and uncertainty pending any such changes; (16) any failure to effectively manage conflicts of interest; (17) damage to BlackRock’s reputation; (18) increasing focus from stakeholders regarding ESG matters; (19) geopolitical unrest, terrorist activities, civil or international hostilities, and other events outside BlackRock’s control, including wars, natural disasters and health crises, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries or BlackRock; (20) climate-related risks to BlackRock's business, products, operations and clients; (21) the ability to attract, train and retain highly qualified and diverse professionals; (22) fluctuations in the carrying value of BlackRock’s economic investments; (23) the impact of changes to tax legislation, including income, payroll and transaction taxes, and taxation on products, which could affect the value proposition to clients and, generally, the tax position of BlackRock; (24) BlackRock’s success in negotiating distribution arrangements and maintaining distribution channels for its products; (25) the failure by key third-party providers of BlackRock to fulfill their obligations to BlackRock; (26) operational, technological and regulatory risks associated with BlackRock’s major technology partnerships; (27) any disruption to the operations of third parties whose functions are integral to BlackRock’s ETF platform; (28) the impact of BlackRock electing to provide support to its products from time to time and any potential liabilities related to securities lending or other indemnification obligations; and (29) the impact of problems, instability or failure of other financial institutions or the failure or negative performance of products offered by other financial institutions. BlackRock’s Annual Report on Form 10–K, Quarterly Reports on Form 10-Q and BlackRock’s subsequent filings with the SEC, accessible on the SEC’s website at www.sec.gov and on BlackRock’s website at www.blackrock.com, discuss these factors in more detail and identify additional factors that can affect forward–looking statements. The information contained on BlackRock’s website is not a part of this presentation, and therefore, is not incorporated herein by reference. BlackRock reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP”); however, management believes BlackRock’s ongoing operating results may be enhanced if investors have additional non–GAAP financial measures. Management reviews non–GAAP financial measures to assess ongoing operations and considers them to be helpful, for both management and investors, in evaluating BlackRock’s financial performance over time. Management also uses non–GAAP financial measures as a benchmark to compare its performance with other companies and to enhance the comparability of this information for the reporting periods presented. Non–GAAP measures may pose limitations because they do not include all of BlackRock’s revenue and expense. BlackRock’s management does not advocate that investors consider such non–GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Non–GAAP measures may not be comparable to other similarly titled measures of other companies.

Transforming BlackRock private markets, technology and data BlackRock to acquire Preqin for £2.55B (approximately $3.2B) in cash Attractive long-term strategic value and synergies Accelerates annual contract value (ACV) and adds highly recurring revenue Preqin is expected to add ~$240M of revenue, and has grown ~20% in last three years4 Expected to accelerate the growth and revenue contribution of our technology business, which is highly recurring revenue that is less sensitive to capital markets fluctuations Implied acquisition multiple of 13x 2024E P/Revenue reflects high-growth profile and is in-line with previous transactions of leading financial technology and data assets Opportunity for meaningful revenue synergies, primarily from increased distribution via BlackRock’s complementary networks and partnership channels5 Value creation potential of identified synergies results in an estimated IRR of ~18%, well in excess of cost of capital, and modest as-adjusted EPS dilution in 2025, in line with eFront acquisition5 Increasing access to private markets Enables first end-to-end provider in the private markets, with BlackRock delivering capabilities across investments, technology and data Combination of Preqin with Aladdin and eFront positions us to integrate private markets investment workflows with private markets data - across fundraising, deal sourcing, portfolio monitoring, accounting and performance Industry-leading private markets data will serve a larger set of client needs across the whole portfolio Expands BlackRock technology into fast-growing market data segment, tripling our desktop reach and moving into adjacent TAM1 Private markets data TAM predicted to reach $18B by 2030, growing at 12% per year2 Expands BlackRock’s client base, bringing 4,000+ relationships with GPs, LPs and service providers3 Delivers high-quality benchmarks for asset allocation, performance monitoring and investment to foster growth of private markets Supports opportunities to create new products, including additional private markets data sets, analytics and indices Strategic expansion to fast-growing private markets data segment Note: For footnoted information, refer to slide 10. Please do not move FN up or down à

Growth of alternatives sector expected to drive increasing demand for private markets data 14% CAGR Note: For footnoted information, refer to slide 10. 10% CAGR Significant demand for alternatives projected over the next decade…1 …leading to substantial expected growth for private markets data spend2 $8B $4B $18B $11B Total addressable market Serviceable available market ~15% CAGR ~12% CAGR 2024 2030E Alternatives AUM, $T Opportunity to bridge gaps in the whole portfolio = Private markets data TAM, $B Against this growth backdrop, the private markets landscape has a clear need for more and new types of data… No consistent standards for alternatives data reporting + Demand for new types of data and analytics to enable decision-making + Gap between public and private markets data availability and transparency + Rapidly growing, complex industry + Please do not move FN up or down à

BlackRock’s vision for the evolution of private markets Detailed investment data widely available, increasing valuation transparency, enabling advanced analytics and improving benchmarks Private markets move closer to the center of portfolios for both institutional and wealth Standard data with broad industry adoption, consistent calculation methodologies, and overall more standardized processes Technology and data connecting GPs, LPs and service providers – making it easier to invest, onboard investors and monitor / report Broader set of private market investment products that provide options for liquidity and more scaled secondaries markets Private markets can be difficult to access and incorporate into portfolios at scale No common data, standard calculations or best-practice workflows Limited transparency into fund performance, risk and portfolio company valuations End-to-end investment and fundraising processes are not scaled – fragmented technology and data landscape creates disconnected workflows Long investment periods with limited to no interim options for liquidity

Preqin overview Highly diversified customer base Preqin is a leading independent provider of private markets data1 92% 75% of the top 100 alternatives managers8 of the top 100 alternatives investors8 20%+ revenue growth in last 3 years7 1B+ alternatives datapoints3 99% recurring revenue3 2023 ARR5 28% n  LPs     n  GPs     n  Service providers6 30% 42% Premier private markets data provider with ~$240M in annual recurring revenue expected in 20242 Long-standing and growing relationships across the private markets landscape, with 4,000+ clients and 200,000+ desktops3 Comprehensive global coverage of 190,000 funds, 60,000 fund managers and 30,000 private markets investors3 20%+ growth across all segments over last three years and a track record of scaling margins4 Highly recurring revenue base (99%) which is less linked to market movements3 Note: For footnoted information, refer to slide 10. Please do not move FN up or down à

Advancing BlackRock’s private markets capabilities at the intersection of data, technology and investments Highly compelling growth levers Note: For footnoted information, refer to slide 10. Strong BlackRock track record of integrating and scaling acquisitions1 Bringing investments, technology and data together for the whole portfolio Unified investment and risk management platform End-to-end alternatives investment management Private Markets Multi-alternative investment manager Connecting Preqin and eFront to grow a best-in-class integrated alternatives workflow and data process, while continuing to offer Preqin as a standalone product Launching BlackRock into the fast-growing data market, with opportunity to innovate data products and deliver better client outcomes Enabling AI across Preqin’s offerings to support increased scale and further client use cases Please do not move FN up or down à 2x ACV growth since acquisition +23% Organic asset growth since acquisition +23% Organic asset growth since acquisition Comprehensive private markets data and research platform Further accelerates core strategy of Aladdin to offer the most comprehensive whole portfolio platform

Opportunities for significant growth synergies Note: For footnoted information, refer to slide 10. Drive further data collection and redistribution through combined, complementary networks Use BlackRock’s scale and relationships to distribute Preqin products through key partnership channels Leverage combined reach to infuse data across the industry Build a more comprehensive fund and deal-level database and innovate new products Integrate data and workflow into a unified platform to better serve clients Harness the combined scale of BlackRock and Preqin Indexing and efficient access to private markets Bring together Preqin’s data and research tools with eFront and Aladdin’s workflow capabilities Deliver high-quality private markets benchmarks and data for asset allocation, performance metrics and investing Increased scale and efficiency with AI and automation, while safeguarding GP/LP data through information barriers Please do not move FN up or down à

Long-term value creation for BlackRock shareholders Consideration1 Total consideration of £2.55B (approximately $3.2B) in cash at closing Transaction to be funded by up to $3B of incremental debt, and available cash Expect Debt/EBITDA ratio to increase to ~1.4x2 Acquired business expected to add ~$240M of highly recurring revenue (99% recurring) that is not directly tied to capital markets fluctuations3 Implied acquisition multiple of 13x 2024E P/Revenue reflects high-growth profile and is in-line with previous transactions of leading financial technology and data assets Preqin founder Mark O’Hare to join BlackRock as a vice chair after closing of transaction Expect to be modestly dilutive to as-adjusted earnings and operating margin in 2025, excluding one-time transaction costs; in-line with eFront transaction4 Value creation potential of identified synergies results in an estimated IRR of ~18%, well in excess of cost of capital4 Indicative valuation Financial impact Note: For footnoted information, refer to slide 10. Timing Expected to close before year-end 2024, subject to regulatory approvals and other customary closing conditions Please do not move FN up or down à

End notes

These notes refer to the financial metrics and/or defined term presented on:

Slide 3 – Transforming BlackRock private markets, technology and data: BlackRock to acquire Preqin for £2.55B, approximately $3.2B, in cash

1. Source: Preqin and BlackRock; desktops based on number of users. Data as of December 31, 2023.
2. Source: Preqin and BlackRock estimates.
3. Source: Preqin. Clients as of December 31, 2023.
4. Source: Preqin. Revenue based on 2024 forecast. Growth measured as ACV (Annual Contract Value) CAGR from 2021 – 2023.
5. Source: BlackRock forecasts. Synergies, accretion / dilution analysis and IRR shown for illustrative purposes only. Earnings per share and operating margin metrics shown on an as-adjusted basis and exclude certain transaction-related costs. Forward-looking non-GAAP measures are estimated consistent with the relevant definitions and assumptions. Actual results could differ materially from those anticipated in statements and future results could differ materially from historical performance.

Slide 4 – Growth of alternatives sector expected to drive increasing demand for private markets data

1. Source: Preqin Future of Alternatives 2028 report, Preqin estimates.
2. Source: Preqin and BlackRock estimates.

Slide 6 – Preqin overview

1. Based on 2023 revenue, or best available estimated revenue for privately held competitors.
2. Source: Preqin. Revenue based on 2024 forecast.
3. Source: Preqin. Data as of December 31, 2023.
4. Growth measured as ACV (Annual Contract Value) CAGR from 2021 – 2023.
5. ARR defined as annual recurring revenue as of 2023.
6. Service providers include consultants and advisors (e.g. legal, financial).
7. Source: Preqin. Growth measured as revenue CAGR from 2021 – 2023.
8. Source: Preqin. Top 100 alternatives managers based on total alternatives capital raised. Top 100 alternatives investors based on alternatives allocations.

Slide 7 – Advancing BlackRock's private markets capabilities at the intersection of data, technology and investments

1. Source: BlackRock. eFront ACV growth from April 30, 2019 – May 30, 2024, and Aperio organic asset growth from February 1, 2021 – March 31, 2024.

Slide 9 – Long-term value creation for BlackRock shareholders

1. Shown for illustrative purposes only.
2. Excluding lease liabilities and other customary rating agency adjustments. Shown for illustrative purposes only. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance. Debt/EBITDA ratio represents pro forma estimates. Includes BlackRock debt as of March 31, 2024, and $3B of incremental debt associated with the Preqin transaction. EBITDA represents 2024 estimates for BlackRock, GIP and Preqin. We have not provided a reconciliation of EBITDA and the ratio of debt to EBITDA because the information needed to reconcile these measures is unavailable due to the inherent difficulty of forecasting the timing or amount of various items that have not yet occurred. Additionally, estimating such GAAP measures and providing a meaningful reconciliation consistent with the BlackRock's accounting policies for future periods requires a level of precision that is unavailable for these future periods and cannot be accomplished without unreasonable effort. Forward-looking non-GAAP measures are estimated consistent with the relevant definitions and assumptions.
3. Source: Preqin forecasts. Revenue based on 2024 forecast. Gross retention rates based on fiscal year 2023.
4. Source: BlackRock and Preqin forecasts. Synergies, accretion / dilution analysis and IRR shown for illustrative purposes only. Metrics shown on an as-adjusted basis and exclude certain transaction-related costs. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

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